                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 1999

                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                       the SLM Student Loan Trust 1998-2
                       the SLM Student Loan Trust 1999-1
                     and the SLM Student Loan Trust 1999-2)

Delaware             33-95474/333-2502/333-24949/333-44465      23-2815650
--------             -------------------------------------      ----------
(State or other          (Commission File Numbers)            (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)

                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (817) 554-4500


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Item 5. Other Events

            On October 25, 1999, the Sallie Mae Student Loan Trust 1995-1 made its sixteenth, the Sallie Mae Student Loan Trust 1996-1 made its fifteenth, the SLM Student Loan Trust 1996-2 made its fourteenth, the SLM Student Loan Trust 1996-3 made its thirteenth, the SLM Student Loan Trust 1996-4 made its twelfth, the SLM Student Loan Trust 1997-1 made its eleventh, the SLM Student Loan Trust 1997-2 made its tenth, the SLM Student Loan Trust 1997-3 made its ninth, the SLM Student Loan Trust 1997-4 made its seventh, the SLM Student Loan Trust 1998-1 made its sixth, the SLM Student Loan Trust 1998-2 made its fifth, the SLM Student Loan Trust 1999-1 made its first, and the SLM Student Loan Trust 1999-2 made its first, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports dated as of October 25, 1999, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

            The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended October 25, 1999.

            Regulatory Developments

            In the fourth quarter of 1999, the Bundesaufsichtsamt Fur Das Kreditwesen of Germany and the Swiss Federal Banking Commission responded favorably to the Registrant's request for an interpretation and clarification of the existing risk-based capital standards governing the institutions they regulate with respect to the appropriate risk-weighting of the senior student loan-backed securities issued by the Trusts. Specifically, the banking regulators agreed that the Registrant's senior student loan-backed securities may be assigned to the 20 percent and to the 25 percent risk categories, respectively. Regulated financial institutions in the respective countries can assign the Registrant's senior asset-backed securities to the more favorable risk weight categories to the extent that the underlying student loans are conditionally guaranteed by the U.S. Department of Education. Management believes that, as a result of these clarifications, regulated depository institutions in the respective jurisdictions above that hold senior student loan-backed securities issued by the Trusts may be able to retain less capital on a regulatory basis.

            This Current Report on Form 8-K contains forward-looking statements that are based on management's current expectations as of the date of this document. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions, as they relate to the Company's management, are intended to identify forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Registrant to be materially different from those reflected in such forward-looking statements. Such factors include, among others, changes in the applicable laws and regulations; changes in the general interest rate environment and in the securitization markets for student loans; and interruptions of others' operations resulting from the inability of computer or other systems to process Year 2000-related information.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

            (c) Exhibits

                  19.1 Quarterly Servicing Reports


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 1999

                                          SLM FUNDING CORPORATION


                                          By: /s/ J. Lance Franke
                                              ------------------------------
                                          Name: J. Lance Franke
                                          Title: Chief Financial Officer


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                                INDEX TO EXHIBIT
                                                                   Sequentially
Exhibit                                                              Numbered
Number                              Exhibit                            Page

19.1                         Quarterly Servicing Reports.                4













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